EXHIBIT 5

                Form of Application for Variable Annuity Contract



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Union Central
A UNIFI Company

1010

1. ANNUITANT:
 Name:
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Social Security No:
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Home Address:

City:                      State:           Zip Code:
Date of Birth:               Sex:         Marital Status:
                             [] Female [] Male
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Tel. (Home):                 (Business):
             ----------------            -----------------
E-mail:                      Fax:
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JOINT ANNUITANT:
Name:
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Social Security No:
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Home Address:

City:                      State:           Zip Code:
Date of Birth:               Sex:         Marital Status:
                             [] Female [] Male
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Tel. (Home):                 (Business):
             ----------------            -----------------
E-mail:                      Fax:
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2. OWNER:(Skip this section if owner is also the annuitant):
Name:
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Soc. Sec./Tax ID No:
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Home Address:
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City:                     State:     Zip Code:

Date of Birth:               Sex:           Marital Status:
                             [] Female [] Male
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Tel. (Home):                 (Business):
             ----------------            -----------------
E-mail:                      Fax:
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JOINT OWNER:
Name:                                Date of Birth:
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Soc. Sec./Tax ID No:                 Relationship to Owner:

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Address:

City:                     State:      Zip Code:

3. PRIMARY BENEFICIARY NAME: To continue the contract in the event of the death of the owner, the spouse (both if joint owners) must be named as the beneficiary.

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Soc. Sec./Tax ID No:

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Date of Birth:                      Relationship:

4.       CONTINGENT BENEFICIARY NAME:

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Soc. Sec./Tax ID No:

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Date of Birth:                Relationship:



Advantage VA III Application

5. PLAN:
Non-Qualified:                          Employer Plan*:
|_|  Non-Qualified                      []   SEP IRA for
|_|  UGMA/UTMA                          Tax Year:_____________
Traditional IRA:                        []   SIMPLE IRA
|_|  Annual Contribution for            []   403(b) (TSA)
     Tax Year:                          []   Corporate Pension or
|_|  Rollover or Transfer               Profit Sharing
Roth IRA Tax Year:                      []   Money Purchase
|_|  Annual Contribution                []   401 (k)
[]   Rollover or Transfer               []   HRIO/KEOGH
                                        []   Other (provide documentation)

 * For ERISA plans, if spouse is not named beneficiary contact plan sponsor for spousal waiver.

6. [] GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER:
      [] Inactive Phase (ages 0-85) (default phase if no option is selected) *[] Accumulation Phase (ages 50-85)
         [] Single Life [] Joint Life (Non-qualified Plans)
     *[] Withdrawal Phase (ages 50-85)
         [] Single Life [] Joint Life (Non-qualified Plans)
*Participation is required in one of the following Asset Allocation Models:
Capital Growth, Balanced, Moderate or Conservative.

7. PAYMENT INFORMATION:

 Make checks payable to Union Central Life Insurance Company. Complete as many as apply:
|| Exchange/Rollover/Transfer: $__________________________
   || Check Attached [] UC 2137 (Transfer) Attached
   || UC 1117 (Non-Qualified 1035 Exchange) Attached
|| Initial/Single Payment: $______________________________
   || Check Attached
|| Systematic Payments/Contributions:
   [] Check-o-matic: $__(per year) UC 2178 Attached Payroll
Contributions:
   $________________Employee           $_______________ Employer
Frequency: [] monthly       [] semi-monthly         [] bi-weekly
First payroll date:__________________________________________
Employer Information:
Name:______________________________Phone:____________________
Address:___________________________E-mail:___________________
City:_____________________State:______Zip Code:______________
Billing # (if available):____________________________________
Courtesy Reminders:
[]  Personal Saving Notices: $____________ (per year)
[]  Quarterly [] Semi-Annually [] Annually

UC 3145-2
The Union Central Life Insurance Company, P.O. Box 40888, Cincinnati, Ohio 45240
                            1                               Edition Date: 7/2007
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8. INVESTMENT ADVISORY AGREEMENT:
In selecting to participate in the Model Asset Allocation program using the Asset Allocator tool, I understand:
o I am giving Ameritas Investment Corp. ("AIC"), an affiliate of The Union Central Life Insurance Company ("Union Central"), discretionary authority to serve as my investment advisor for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Union Central to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.

o I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me.

o If I ever direct Union Central to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate.

o AIC and Union Central may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios, and additional advisory fees and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity to obtain.

o AIC or Union Central may terminate or change its available asset allocation program(s) at any time.

o This agreement is effective upon receipt and approval by Union Central and AIC of your election to participate.

9. ALLOCATION AMONG INVESTMENT OPTIONS:
Choose from an Investment Level Asset Allocation Model OR select your own Investment Options.
     Investment Level Asset Allocation Model:

     The models will be rebalanced quarterly. Choose ONE of the Asset Allocation Models below. Information regarding the funds and allocations for each model are contained in the asset allocation brochures, which I acknowledge receipt of by signing this application.

    [] *Aggressive Model [] Capital Growth Model [] Balanced Model
    [] Moderate Model [] Conservative Model *(Not available if the Accumulation Phase or Withdrawal Phase were chosen for GLWB)

OR

    Individual Investment Option:
    Each must be a whole % and in total equal 100%:
          % AIM V.I. Basic Balanced Fund, Series I
          % AIM V.I. Basic Value Fund, Series I
          % AIM V.I. Capital Appreciation Fund, Series I
          % Alger American Leveraged AIICap Portfolio, Class 0
          % Alger American MidCap Growth Portfolio, Class 0
          % American Century VP Income & Growth Fund, Class 1
          % American Century VP International Fund, Class 1
          % American Century VP Value Fund, Class 1
          % Ameritas Core Strategies
          % Calvert Income Portfolio
          % DWS Capital Growth VIP Portfolio, Class A
          % DWS Money Market VIP Portfolio, Class A
          % Fidelity(R) VIP Contrafund(R) Portfolio, Service Class 2
          % Fidelity(R) VIP Equity-Income Portfolio, Service Class 2
          % Fidelity(R) VIP High Income Portfolio, Service Class 2
          % FTVIPT Templeton Foreign Securities Fund, Class 2
          % FTVIPT Templeton Growth Securities Fund, Class 2
          % MFS VIT High Income Series, Initial Class
          % MFS VIT New Discovery
            Series, Initial Class
          % MFS VIT Total Return Series, Initial Class
          % Oppenheimer Capital Appreciation FundNA, Non-Service
          % Oppenheimer Global Securities FundNA, Non-Service
          % Oppenheimer Main Street FundNA, Non-Service
          % Seligman Communications and Information Portfolio, Class 2 % Seligman Smaller-Cap Value Portfolio, Class 2
          % Summit Balanced Index Portfolio
          % Summit Bond Portfolio
          % Summit EAFE International Index Portfolio
          % Summit Lehman Aggregate Bond Index Portfolio
          % Summit Nasdaq-100 Index Portfolio
          % Summit Natural Resources Portfolio
          % Summit Russell 2000 Small Cap Index Portfolio
          % Summit S&P MidCap 400 Index Portfolio
          % Summit S&P 500 Index Portfolio
          % Summit Zenith Portfolio
          % Third Avenue Value Portfolio
          % UIF Core Plus Fixed Income Portfolio, Class I
          % UIF U.S. Real Estate Portfolio, Class I
          % Union Central Guaranteed Account
          Total must equal 100%

UC 3145-2                           2                      Edition Date: 7/2007

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10. FRAUD NOTICES:

Unless specific state language is noted below, the following general fraud notice applies. None of the fraud notices apply in New York.

FRAUD NOTICE
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer; submits an application or files a claim containing a false or deceptive statement; is guilty of insurance fraud.

CA RESIDENTS
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud if convicted of such charges in a court of law.

CO RESIDENTS
It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DC, KY AND PA RESIDENTS
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. The general fraud notice stated above does not apply to DC, KY or PA residents.

FL RESIDENTS
Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or any application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

LA RESIDENTS
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NJ RESIDENTS
Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

NM RESIDENTS
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

TN RESIDENTS
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

TX RESIDENTS
Any person who makes an intentional misstatement that is material to the risk may be found guilty of insurance fraud by a court of law.

VA RESIDENTS
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

VT RESIDENTS
Any person who knowingly, and with intent to injure, defraud or deceive any insurance company, files a statement of claim containing any false, incomplete or misleading information may be subject to criminal or civil penalties.

WA RESIDENTS
Any person who knowingly presents fake or fraudulent claim for payment of a loss or knowingly makes a fake statement in an application for insurance may be guilty of a criminal offense under state law.

CT, GA, KS, MD, NE, OR, AND WY RESIDENTS Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

UC 3145-3                          3                       Edition Date: 7/2007


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11. REPLACEMENT INFORMATION:

     a)   Applicant Replacement Information:
          1) Will any life insurance policies or annuity contracts presently in force with this or any other company be discontinued, reduced, changed, or replaced, if insurance now applied for is issued?
               [] Yes [] No (If "Yes," give details below.)

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    Company           Policy No.                Amount                   Date

          2) Do you have any existing life insurance policies or annuity contracts? [] Yes [] No (If "Yes," complete Replacement Notice if required by State Law.)

     b)   Agent Replacement Information:
          To the best of your knowledge:
          1) Does the policy applied for involve replacement, in whole or in part, of any existing life insurance policies or annuity contracts? [] Yes [] No
          2) Does the applicant have any existing life insurance policies or annuity contracts? [] Yes [] No

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12. NOTES:

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13. SIGNATURE AND ACKNOWLEDGMENTS:
It is hereby agreed that the contract applied for shall not take effect until the later of: (1) the issuance of the contract; or (2) receipt by Union Central at its home office of the first payment required under the contract. The foregoing information is true and complete to the best of the applicant's knowledge and belief and is correctly recorded. The proposed owner agrees to be bound by the representations herein. No agent is authorized to make or alter contracts, to extend the time for making payments, or to waive any of Union Central's rights or requirements. It is understood and agreed that issuance of the contract applied for may be delayed for any period necessary to complete the information on this application and any accompanying documents.

I have received and reviewed the prospectuses which describe the contract and the underlying mutual funds. I believe this contract will meet my financial objectives.

For Tax-Deferred Annuity 403(b) Plans Only: I fully understand the restrictions on redemptions under Section 403(b)(11) (refer to the AIC prospectus), and the investment alternatives under the employer's 403(b) arrangement to which I may elect to transfer my contract value.

For IRA's and Qualified Plans (Disclosure/Acknowledgment): By signing below, I acknowledge and understand that annuities do not provide any additional tax advantage when used to fund a qualified plan. Additional features of this annuity, such as lifetime income payments and death benefit protection, are important to me.

I understand that annuity payments and other values provided by the contract applied for, when based on the investment experience of a separate account, are variable and are not guaranteed as to fixed dollar amount.

Signature of Owner:_____________________________Signed at:______________Date:
Signature of Joint Owner:_______________________Signed at:______________Date:

Licensed Agent (Signature):                     Agent Number-situation code:
Print Full Name of Agent:______________________________________ Agency No.:
                                                 Optional: Telephone Number:
                                                 Agent Email Address:


UC 3145-4                          4                       Edition Date: 7/2007